Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Schnitzer Steel Industries, Inc. (the “Company”) on Form 10-K for the fiscal year ended August 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Executive Vice President, Chief Financial Officer and Chief Strategy Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

October 22, 2020

/s/ Richard D. Peach
Richard D. Peach Executive Vice President, Chief Financial Officer and Chief Strategy Officer